INDEBTEDNESS	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
INDEBTEDNESS
INDEBTEDNESS
Debt (other than related party notes payable, which are discussed in Note 15) at December 31, 2015 and 2014 was comprised of the following:

	December 31,
	2015	2014
Term loan(1)	$400.0	$—
6.875% senior notes, due in August 2017	600.0	—
Other indebtedness(2)	37.3	18.0
Less: deferred financing fees(3)	(5.2)	—
Total debt	1,032.1	18.0
Less: short-term debt	28.0	6.0
Less: current maturities of long-term debt	10.3	1.7
Total long-term debt	$993.8	$10.3

(1)	The term loan of $400.0 is repayable in quarterly installments of 5.0% annually, beginning with our third quarter of 2016, with the remaining balance repayable in full on September 24, 2020.

(2)
Primarily includes capital lease obligations of $9.3 and $12.0 and balances under a purchase card program of $23.6 and $0.0 as of December 31, 2015 and 2014, respectively. The purchase card program allows for payment beyond the normal payment terms for goods and services acquired under the program. As this arrangement extends the payment of these purchases beyond their normal payment terms through third-party lending institutions, we have classified these amounts as short-term debt.

(3)	Deferred financing fees were comprised of fees related to the term loan and senior notes.
Maturities of long-term debt payable during each of the five years subsequent to December 31, 2015 are $10.3, $620.6, $24.4, $20.4 and $330.4, respectively.
Senior Credit Facilities
On September 1, 2015, we entered into senior credit facilities with a syndicate of lenders that provide for committed senior secured financing in the aggregate amount of $1.35 billion, consisting of the following, each with a final maturity of September 24, 2020:

•	A term loan facility in an aggregate principal amount of $400.0;

•	A domestic revolving credit facility, available for loans and letters of credit, in an aggregate principal amount up to $250.0;

•
A global revolving credit facility, available for loans (and performance letters of credit and guarantees up to the equivalent of $100.0) in Euros, Great Britain Pound and other currencies, in an aggregate principal amount up to the equivalent of $200.0;

•	A participation multi-currency foreign credit instrument facility, available for performance letters of credit and guarantees, in an aggregate principal amount up to the equivalent of $250.0; and

•	A bilateral multi-currency foreign credit instrument facility, available for performance letters of credit and guarantees, in an aggregate principal amount up to the equivalent of $250.0.
We also may seek additional commitments, without consent from the existing lenders, to add an incremental term loan facility and/or increase the commitments in respect of the domestic revolving credit facility, the global revolving credit facility, the participation foreign credit instrument facility, and/or the bilateral foreign credit instrument facility by an aggregate principal amount not to exceed (x) $500.0 plus (y) an unlimited amount so long as, immediately after giving effect thereto, our Consolidated Senior Secured Leverage Ratio (as defined in the credit agreement generally as the ratio of consolidated total debt (excluding the face amount of undrawn letters of credit, bank undertakings, or analogous instruments and net of cash and cash equivalents in excess of $50.0) at the date of determination secured by liens to consolidated adjusted EBITDA, as defined in the credit agreement, for the four fiscal quarters ended most recently before such date) does not exceed 2.75 to 1.00 plus (z) an amount equal to all voluntary prepayments of the term loan facility and voluntary prepayments accompanied by permanent commitment reductions of the revolving credit facilities and foreign credit instrument facilities.
We are the borrower under all of the senior credit facilities, and certain of our foreign subsidiaries are (and we may designate other foreign subsidiaries to be) borrowers under the global revolving credit facility and the foreign credit instrument facilities. All borrowings and other extensions of credit under our senior credit facilities are subject to the satisfaction of customary conditions, including absence of defaults and accuracy in material respects of representations and warranties.
The interest rates applicable to loans under our senior credit facilities are, at our option, equal to either (x) an alternate base rate (the highest of (a) the federal funds effective rate plus 0.5%, (b) the prime rate of Bank of America, N.A., and (c) the one-month LIBOR rate plus 1.0%) or (y) a reserve-adjusted LIBOR rate for dollars (Eurodollar) plus, in each case, an applicable margin percentage, which varies based on our Consolidated Leverage Ratio (as defined in the credit agreement generally as the ratio of consolidated total debt (excluding the face amount of undrawn letters of credit, bank undertakings or analogous instruments and net of cash and cash equivalents in excess of $50.0) at the date of determination to consolidated adjusted EBITDA, as defined in the credit agreement, for the four fiscal quarters ended most recently before such date). We may elect interest periods of one, two, three or six months (and, if consented to by all relevant lenders, nine or twelve months) for Eurodollar borrowings. The per annum fees charged and the interest rate margins applicable to Eurodollar and alternate base rate loans are as follows:

Consolidated Leverage Ratio	Domestic Revolving Commitment Fee	Global Revolving Commitment Fee	Letter of Credit Fee	Foreign Credit Commitment Fee	Foreign Credit Instrument Fee	LIBOR Loans	ABR Loans
Greater than or equal to 3.00 to 1.00	0.350%	0.350%	2.000%	0.350%	1.250%	2.000%	1.000%
Between 2.00 to 1.00 and 3.00 to 1.00	0.300%	0.300%	1.750%	0.300%	1.000%	1.750%	0.750%
Between 1.50 to 1.00 and 2.00 to 1.00	0.275%	0.275%	1.500%	0.275%	0.875%	1.500%	0.500%
Between 1.00 to 1.00 and 1.50 to 1.00	0.250%	0.250%	1.375%	0.250%	0.800%	1.375%	0.375%
Less than 1.00 to 1.00	0.225%	0.225%	1.250%	0.225%	0.750%	1.250%	0.250%

The fees for bilateral foreign credit commitments are as specified above for foreign credit commitments unless otherwise agreed with the bilateral foreign issuing lender. We also pay fronting fees on the outstanding amounts of letters of credit and foreign credit instruments (in the participation facility) at rates of 0.125% per annum and 0.25% per annum, respectively.
Our senior credit facilities require mandatory prepayments in amounts equal to the gross proceeds from the sale or other disposition of, including from any casualty to, or governmental taking of, property in excess of specified values (other than in the ordinary course of business and subject to other exceptions) by the Company or its subsidiary guarantors. Mandatory prepayments are applied to repay, first, amounts outstanding under any term loans and, then, amounts outstanding under the global revolving credit facility and the domestic revolving credit facility (without reducing the commitments thereunder). No prepayment is required generally to the extent the net proceeds are reinvested (or committed to be reinvested) in permitted acquisitions, permitted investments or assets to be used in our business within 360 days (and if committed to be reinvested, actually reinvested within 180 days after the end of such 360-day period) of the receipt of such proceeds. We may voluntarily prepay loans under our senior credit facilities, in whole or in part, without premium or penalty. Any voluntary prepayment of loans is subject to reimbursement of the lenders’ breakage costs in the case of a prepayment of Eurodollar rate borrowings other than on the last day of the relevant interest period.
Indebtedness under our senior credit facilities is guaranteed by:

•	Each existing and subsequently acquired or organized domestic material subsidiary with specified exceptions; and

•
The Company with respect to the obligations of our foreign borrower subsidiaries under the global revolving credit facility, the participation foreign credit instrument facility and the bilateral foreign credit instrument facility.

Indebtedness under our senior credit facilities is secured by a first priority pledge and security interest in 100% of the capital stock of our domestic subsidiaries (with certain exceptions) held by the Company or its domestic subsidiary guarantors and 65% of the capital stock of our material first-tier foreign subsidiaries (with certain exceptions). If our corporate credit rating is less than ‘‘Ba2’’ (or not rated) by Moody’s and less than ‘‘BB’’ (or not rated) by S&P, then the Company and its domestic subsidiary guarantors are required to grant security interests, mortgages and other liens on substantially all their assets. If the Company’s corporate credit rating is ‘‘Baa3’’ or better by Moody’s or ‘‘BBB-’’ or better by S&P and no defaults would exist, then all collateral security will be released and the indebtedness under our senior credit facilities will be unsecured.
Our senior credit facilities require that we maintain:

•
A Consolidated Interest Coverage Ratio (as defined in the credit agreement generally as the ratio of consolidated adjusted EBITDA for the four fiscal quarters ended on such date to consolidated cash interest expense for such period) as of the last day of any fiscal quarter of at least 3.50 to 1.00; and

•
A Consolidated Leverage Ratio, as defined in the credit agreement, as of the last day of any fiscal quarter of not more than 3.25 to 1.00 (or 3.50 to 1.00 for the four fiscal quarters after certain permitted acquisitions).

Our senior credit facilities also contain covenants that, among other things, restrict our ability to incur additional indebtedness, grant liens, make investments, loans, guarantees, or advances, make restricted junior payments, including dividends, redemptions of capital stock, and voluntary prepayments or repurchase of certain other indebtedness, engage in mergers, acquisitions or sales of assets, enter into sale and leaseback transactions, or engage in certain transactions with affiliates, and otherwise restrict certain corporate activities. Our senior credit facilities contain customary representations, warranties, affirmative covenants and events of default.
We are permitted under the senior credit facilities to repurchase our capital stock and pay cash dividends in an unlimited amount if our Consolidated Leverage Ratio, as defined in the credit agreement, is (after giving pro forma effect to such payments) less than 2.50 to 1.00. If our Consolidated Leverage Ratio is (after giving pro forma effect to such payments) greater than or equal to 2.50 to 1.00, the aggregate amount of such repurchases and dividend declarations cannot exceed (a) $100.0 in any fiscal year plus (b) an additional amount for all such repurchases and dividend declarations made after September 1, 2015 equal to the Available Amount (as defined in the credit agreement as the sum of (i) $300.0 plus (ii) a positive amount equal to 50% of cumulative Consolidated Net Income (as defined in the credit agreement, generally as consolidated net income subject to certain adjustments solely for the purposes of determining this basket) during the period from September 1, 2015, to the end of the most recent fiscal quarter preceding the date of such repurchase or dividend declaration for which financial statements have been (or were required to be) delivered (or, in case such Consolidated Net Income is a deficit, minus 100% of such deficit) plus or minus (iii) certain other amounts specified in the credit agreement).
At December 31, 2015, we had $440.5 of available borrowing capacity under our revolving credit facilities after giving effect to $9.5 reserved for outstanding letters of credit. In addition, at December 31, 2015, we had $227.7 of available issuance capacity under our foreign credit instrument facilities after giving effect to $272.3 reserved for outstanding letters of credit.
The weighted-average interest rate of outstanding borrowings under our senior credit facilities was approximately 2.2% at December 31, 2015.
Senior Notes
On September 22, 2015, in anticipation of the completion of the Spin-Off, we entered into a supplemental indenture and issued substitute global notes in connection with our substitution for SPX as the obligor of $600.0 aggregate principal amount of 6.875% senior notes. These notes mature in August 2017, with interest payable on March 1 and September 1 of each year. The notes are redeemable, in whole or in part, at any time prior to maturity at a price equal to 100% of the principal amount thereof plus an applicable premium, plus accrued and unpaid interest. If we experience certain types of change of control transactions, we must offer to repurchase the notes at 101% of the aggregate principal amount of the notes repurchased, plus accrued and unpaid interest. These notes are unsecured and rank equally with all our existing and future unsubordinated unsecured senior indebtedness, but are effectively junior to our senior credit facilities. The indenture governing these notes contains covenants that, among other things, limit our ability to incur liens, enter into sale and leaseback transactions and consummate some mergers. Payment of the principal, interest and premium (if any) on the notes is guaranteed on a senior unsecured basis by our domestic subsidiaries.
Other
On September 22, 2015, we entered into a trade receivables financing arrangement under which we can borrow, on a continuous basis, up to $50.0, as available. The facility contains representations, warranties, covenants and indemnities customary for facilities of this type. The facility does not contain any covenants that we view as materially constraining to the activities of our business. This arrangement has a final maturity of September 21, 2018. At December 31, 2015, there were no borrowings outstanding under this facility.
At December 31, 2015, in addition to the revolving lines of credit described above, we had approximately $5.5 of letters of credit outstanding under separate arrangements in China and India.
At December 31, 2015, we were in compliance with all covenants of our senior credit facilities and our senior notes.